Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated December 16, 2021

to the Prospectus dated May 1, 2021, as supplemented from time to time

This supplement revises certain information contained in the above-referenced prospectus (the "Prospectus") regarding the Short-Term Bond Fund (the "Fund"), a series of Homestead Funds, Inc. (the "Corporation"). Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 1, 2022, the second sentence of the "Additional Information About the Funds – Short-Term Bond Fund – Credit Quality" section of the Prospectus is deleted in its entirety and replaced as follows:

The Fund may invest up to 15% of its net assets (measured at the time of purchase) in debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor's Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers.